                            NEW ENGLAND ZENITH FUND

               GOLDMAN SACHS MIDCAP VALUE SERIES ("MIDCAP VALUE")
             LOOMIS SAYLES BALANCED SERIES (THE "BALANCED SERIES")

                        Supplement dated March 14, 2000
                       to Prospectus dated April 30, 1999

On March 13, 2000, the Board of Trustees of New England Zenith Fund (the "Fund") approved a new subadvisory agreement relating to Midcap Value (the "Midcap Value Agreement") and a new subadvisory agreement relating to the Balanced Series (the "Balanced Agreement"). The Midcap Value Agreement, which is subject to shareholder approval, is between New England Investment Management, Inc. ("NEIM") and Harris Associates L.P. ("Harris"). The Balanced Agreement, which is not subject to shareholder approval, is between NEIM and Wellington Management Company, LLP ("Wellington"). The Midcap Value Agreement and the Balanced Agreement are expected to become effective on or about May 1, 2000. The advisory agreement between NEIM and the Fund relating to each Series will remain in effect and the fees payable thereunder to NEIM will not change.

MIDCAP VALUE AGREEMENT

Under the Midcap Value Agreement, Harris would become the subadviser to Midcap Value, succeeding Goldman Sachs Asset Management ("GSAM"), and would become responsible for the day-to-day management of Midcap Value's investment operations under the oversight of NEIM. Accordingly, the name of Midcap Value would be changed to the "Harris Oakmark Mid Cap Value Series" at the time Midcap Value Agreement takes effect. Harris' address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

The transition from GSAM to Harris as subadviser of Midcap Value will involve certain portfolio transaction costs as Harris restructures Midcap Value's portfolio to reflect a change in Midcap Value's investment strategy and classification, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs will exceed 1.00% of Midcap Value's net asset value.

The subadvisory fee payable by NEIM to Harris under the Midcap Value Agreement will remain at the same annual rate as that payable by NEIM to GSAM under Midcap Value's current subadvisory agreement, as set forth in the Fund's Statement of Additional Information.

The Fund intends to submit the Midcap Value Agreement for approval by Midcap Value's shareholders at a meeting called to be held on April 13, 2000. Harris plans to manage Midcap Value's portfolio using a substantially different investment style than GSAM uses. Under Harris' management, Midcap Value could own as few as 12 securities, but it generally expects to have 15 to 20 securities in its portfolio. In managing Midcap Value, Harris will normally invest at least 65% of Midcap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change from time to time due to changes in the value of U.S. stocks.

Harris uses a value investment style in selecting equity securities for Midcap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value" Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Midcap Value's investment objective. Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

Midcap Value is currently classified as a "diversified" company under the Investment Company Act of 1940, as amended. This classification could inhibit Midcap Value in pursuing the new strategy proposed by Harris, particularly if Harris deems it beneficial for Midcap Value to invest a relatively high percentage of its assets in a few issuers. Accordingly, upon shareholder approval, Midcap Value would change its classification from a "diversified" to a "non-diversified" company to give Midcap Value additional flexibility to pursue a more selective investment strategy.

William C. Nygren, CFA and Floyd J. Bellman, CFA, will be Midcap Value's portfolio managers. Mr. Nygren is a Fund Manager of Harris and joined Harris as an analyst in 1983. Mr. Nygren was Harris' Director of Research from September, 1990 to April, 1998. Mr. Bellman is a Vice President of Harris and joined Harris as a portfolio manager in 1995.

BALANCED AGREEMENT

Under the Balanced Agreement, Wellington would become the subadviser to the Balanced Series, succeeding Loomis, Sayles & Company, L.P. ("Loomis"), and would become responsible for the day-to-day management of the Balanced Series' investment operations under the oversight of NEIM. The name of the Balanced Series would be changed to "Balanced Series" at the time the Balanced Agreement takes effect. Wellington's address is 75 State Street, Boston, Massachusetts 02109.

The transition from Loomis to Wellington as subadviser of the Balanced Series will involve certain portfolio transaction costs as Wellington restructures the Balanced Series' portfolio to reflect a change in the Balanced Series' investment strategy and classification, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs will exceed 1.00% of the Balanced Series' net asset value.

The subadvisory fee payable by NEIM to Wellington under the Balanced Agreement will be at the annual rate of 0.325% of the first $100 million of the Balanced Series' average daily net assets, 0.275% of the next $100 million of such assets and 0.25% of such assets in excess of $200 million.

Wellington plans to manage the Balanced Series' portfolio using a substantially different investment style than Loomis currently uses. The Balanced Series total assets will be allocated 50% to 70% in equity securities and 30% to 50% in fixed-income securities. Wellington will divide the Balanced Series' assets between equity and fixed-income securities based on Wellington's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Under normal market conditions, the duration of the Balanced Series' fixed income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index.

Wellington will invest the equity portfolio of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion) using a combination of top-down industry and sector analysis and bottom-up stock selection. Wellington attempts to identify sectors of the economy and industries which Wellington believes will grow faster than the U.S. economy. Wellington selects stocks for the Balanced Series that Wellington believes have the following attributes: leadership position within an industry; a strong balance sheet; a high return on equity; sustainable or increasing dividends; a strong management team; and a globally competitive position.

Wellington will also invest the fixed-income portfolio of the Balanced Series using a blend of top-down market analysis and bottom-up security analysis. The Balanced Series may invest in, among other securities: U.S. government bonds; mortgage-backed securities; Yankee bonds; and U.S. corporate bonds. Wellington may also invest up to 25% of the fixed-income portfolio in high yield debt and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt.

Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described in the April 30, 1999 Prospectus (the

"Prospectus"), which are potentially greater for emerging markets securities than for other foreign securities, emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. (Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.) High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Wellington may also invest in asset-backed securities and supranational bonds. Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments. Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

For additional information about the risks associated with the types of investments that the Balanced Series may own after Wellington becomes subadviser, please refer to the disclosure contained in the Prospectus.

Maya K. Bittar, CFA, will manage the equity portion of the Balanced Series and Thomas L. Pappas, CFA, will manage the fixed-income portion of the Balanced Series. Ms. Bittar is a Vice President of Wellington and has been a portfolio manager there since 1998. From 1993 until she joined Wellington, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington. He has been employed by Wellington since 1987.

                                      S-3